UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: February 24, 2006
(Date of earliest event reported)
John D. Oil and Gas Company
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-30502 (Commission File Number)	94-6542723 (I.R.S. Employer Identification No.)

8500 Station Street, Suite 100 Mentor, Ohio (Address of principal executive offices)	44060 (Zip Code)
(440) 974-3770
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.02. Unregistered Sales of Equity Securities
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01. Financial Statements, and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-4.1 Registration Rights Agreement
EX-10.1 Stock Subscription Agreement-Osborne
EX-10.2 Stock Subscription Agreement - Coyne
EX-99.1 Press Release

Item 1.01. Entry into a Material Definitive Agreement.
The disclosure under Item 3.02 of this Current Report on Form 8-K is also responsive to Item 1.01 of this Current Report and is incorporated herein by reference.
Item 3.02. Unregistered Sales of Equity Securities.
On February 28, 2006, John D. Oil and Gas Company (the “Company”) entered into separate agreements to sell to the Richard M. Osborne Trust, an Ohio Trust of which Richard M. Osborne, the Company’s Chairman of the Board and Chief Executive Officer, is sole Trustee (the “Trust”), and Terence P. Coyne, a newly-appointed director of the Company, a total of 2.2 million shares of common stock of the Company (the “Shares”) for a total offering price of $1.1 million. The Trust purchased 2.0 million Shares at a price of $0.50 a share and Mr. Coyne purchased 200,000 Shares at a price of $0.50 a share. The Shares were not registered under the Securities Act of 1933, as amended (the “Act”), in reliance on the private offering exemption from registration under Section 4(2) of the Act.
Also on February 28, 2006, the Company entered into a Registration Rights Agreement (the “Registration Agreement”) with the Trust and any other stockholders who become parties to the Registration Agreement pursuant to its terms, which provides, among other things, certain piggyback registration rights to such stockholders and that the Company will file a registration statement with the Securities and Exchange Commission upon the demand of the Trust. Mr. Coyne became a party to the Registration Agreement on February 28, 2006.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On February 24, 2006, the Board of Directors of the Company expanded the size of the Company’s Board from six to eight members and appointed Mr. Coyne and Gregory J. Osborne to fill the resulting vacancies. At this time, neither Mr. Coyne nor Gregory Osborne has been named to any committees of the Board. The Board intends to nominate the new directors for election by the stockholders at 2006 annual meeting of stockholders of the Company. Gregory Osborne is the son of Richard Osborne.
Item 9.01. Financial Statements, and Exhibits

(c)	Exhibits:
	4.1	Registration Rights Agreement dated February 28, 2006 between John D. Oil and Gas Company and the Richard M. Osborne Trust

	10.1	Stock Subscription Agreement dated February 28, 2006 between John D. Oil and Gas Company and the Richard M. Osborne Trust

	10.2	Stock Subscription Agreement dated February 28, 2006 between John D. Oil and Gas Company and Terence P. Coyne

	99.1	Press Release dated March 1, 2006

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

John D. Oil and Gas Company

By:	/s/ Thomas J. Smith
Name: Thomas J. Smith
Title: President and Chief Operating Officer
Dated: March 2, 2006

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EXHIBIT INDEX

Exhibit Number	Description

4.1	Registration Rights Agreement dated February 28, 2006 between John D. Oil and Gas Company and the Richard M. Osborne Trust

10.1	Stock Subscription Agreement dated February 28, 2006 between John D. Oil and Gas Company and the Richard M. Osborne Trust

10.2	Stock Subscription Agreement dated February 28, 2006 between John D. Oil and Gas Company and Terence P. Coyne

99.1	Press Release dated March 1, 2006